U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 31, 2010

ANDAIN, INC.
 (Exact Name of Company as Specified in Its Charter)

Nevada	0-51216	20-2066406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 South Beverly Drive, Suite 312, Beverly Hills, California	90212
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code:  (310) 286-1777

_______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)  On January 1, 2011, the Company entered into an Employment Agreement with Sam Elimelech, the Company’s president.  This agreement replaces the former employment agreement with the Company, cancelled on December 31, 2010, as discussed below (see Exhibit 10.1).  Under this agreement, the Company will pay Mr. Elimelech $15,000 per month commencing on the effective date and terminating   December 31, 2012, and $20,000 per month commencing January 1 2013 and on.  During the period of this agreement, at the end of the calendar month which Mr. Elimelech desires, he can convert salary due into restricted shares of Company common stock at the trading price per share at the conversion date.  This agreement also provides for certain other benefits.

(b)  On January 1, 2011, the Company entered into an Employment Agreement with Gai Mar-Chaim, the Company’s secretary/treasurer.  This agreement replaces the former employment agreement with the Company, cancelled on December 31, 2010, as discussed below (see Exhibit 10.2).  Under this agreement, the Company will pay Mr. Mar-Chaim $15,000 per month commencing on the effective date and terminating December 31, 2012, and $20,000 per month commencing January 1 2013 and on.  During the period of this agreement, at the end of the calendar month which Mr. Mar-Chaim desires, he can convert salary due into restricted shares of Company common stock at the trading price per share at the conversion date.  This agreement also provides for certain other benefits.

(c)  On January 5, 2011, the Company entered into a Regulation S Stock Purchase Agreement with Mr. Elimelech (see Exhibit 10.3).  Under this agreement, Mr. Elimelech purchased from the Company 4,000,000 restricted shares of common stock at $0.001) per share for a total consideration of $4,000.  These shares were actually issued on or about March 1, 2011.

(d)  On January 5, 2011, the Company entered into a Regulation S Stock Purchase Agreement with Mr. Mar-Chaim (see Exhibit 10.4).  Under this agreement, Mr. Mar-Chaim purchased from the Company 4,000,000 restricted shares of common stock at $0.001) per share for a total consideration of $4,000.  These shares were actually issued on or about March 1, 2011.

(e)  On January 14, 2011, the Company entered into a Regulation S Stock Purchase Agreement with 1568934 Ontario Limited, an Ontario limited partnership (“Purchaser”) (see Exhibit 10.5).  Under this agreement, the Purchaser purchased from the Company 266,667 restricted shares of common stock at $0.75 per share for a total consideration of $200,000.  The Purchaser is an affiliate of the Company.  These shares were issued on or about January 14, 2011.

In connection with this agreement, the Company issued to the Purchaser an option, dated January 14, 2011, to purchase 1,000,000 restricted shares of the Company’s common stock.  See Exhibit 10.6.  This option is exercisable for a period of 24 months from the date of filing by the Company of a Form 211 with the Financial Industry Regulatory Authority (“FINRA”) at an exercise price that is equal to the public offering price of the common stock in a future Form S-1 registration statement of the Company.

(f)  On January 31, 2011, the Company entered into a Stock Purchase Agreement with Meizam Arad Investments Ltd., a new wholly owned subsidiary of the Company organized in Israel in January 2011 for tax purposes.  See Exhibit 10.7.

(g)  On January 31, 2011, as part of the transaction mentioned in (d) above, the Company’s subsidiary, Meizam – Advanced Enterprise Center Arad Ltd., entered into a Stock Purchase Agreement with the Company’s other subsidiary, Meizam Arad Investments Ltd.  See Exhibit 10.8.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

(a)  On December 31, 2010, the Company cancelled the Employment Agreement between Mr. Elimelech and the Company, dated July 3, 2006.

(b)  On December 31, 2010, the Company cancelled the Employment Agreement between Mr. Mar-Chaim and the Company, dated July 3, 2006.

(c)  On January 6, 2011, the Company terminated the consulting agreement entered into with Pangea Investments GmbH on July 3, 2006.  Since Pangea did not deliver consulting and management services under this agreement during the period 2006-2010, the firm is not eligible for any management fees as specified under that agreement.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The Company sold restricted shares of common stock as described under Item 1.01 above.  With respect to these sales of  unregistered securities,  Andain relied on the exemptive provisions of Regulation S under the Securities Act of 1933, as amended (“Securities Act”).  At all times relevant the securities were offered subject to the following terms and conditions:

•             The purchaser is not a U.S. Person, as defined under Rule 902 of Regulation S.

•	At the time of the origination of contact concerning the agreement and the date of the execution and delivery of the agreement, the purchaser was outside of the United States.

•
The purchaser will not, during the period commencing on the date of issuance of the shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (“Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

•
The purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

•
The purchaser has not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

•
Neither the purchaser nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to U.S. Persons with respect to the shares and the purchaser and any person acting on its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

•
The transactions contemplated have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

•
Neither the purchaser nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the shares.  The purchaser agrees not to cause any advertisement of the shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the United States or its territories, and only incompliance with any local applicable securities laws.

•	Each certificate representing the shares is endorsed with a restrictive legend restricting their disposition.

•	The purchaser consents to Andain making a notation on its records or giving instructions to any transfer agent of Andain in order to implement the restrictions on transfer of the shares.

•	all sales under this offering were made through Sam Shlomo Elimelech and Gai Mar-Chaim, directors of Andain.

No commissions were paid in connection with any of these sales.  All funds received from the sale of the common stock are to be used for working capital purposes.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-K.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Andain, Inc.
Dated: May 22, 2011	By: /s/ Sam Shlomo Elimelech
Sam Shlomo Elimelech, President

EXHIBIT INDEX

Number	Description

10.1	Employment Agreement between the Company and Sam Elimelech, dated January 1, 2011 (incorporated by reference to Exhibit 10.1 of the Form 8-K filed on March 29, 2011).

10.2	Employment Agreement between the Company and Gai Mar-Chaim, dated January 1, 2011 (incorporated by reference to Exhibit 10.2 of the Form 8-K filed on March 29, 2011).

10.3	Regulation S Stock Purchase Agreement between the Company and Sam Elimelech, dated January 5, 2011 (incorporated by reference to Exhibit 10.3 of the Form 8-K filed on March 29, 2011).

10.4	Regulation S Stock Purchase Agreement between the Company and Gai Mar-Chaim, dated January 5, 2011 (incorporated by reference to Exhibit 10.4 of the Form 8-K filed on March 29, 2011).

10.5	Regulation S Stock Purchase Agreement between the Company and 1568934 Ontario Limited, dated January 14, 2011 (incorporated by reference to Exhibit 10.5 of the Form 8-K filed on March 29, 2011).

10.6	Option issued to 1568934 Ontario Limited by the Company, dated January 14, 2011 (incorporated by reference to Exhibit 10.6 of the Form 8-K filed on March 29, 2011).

10.7	Stock Purchase Agreement between the Company and Meizam Arad Investments Ltd., dated January 31, 2011 (incorporated by reference to Exhibit 10.7 of the Form 8-K filed on March 29, 2011).

10.8
Stock Purchase Agreement between Meizam – Advanced Enterprise Center Arad Ltd and Meizam Arad Investments Ltd., dated January 31, 2011 (incorporated by reference to Exhibit 10.8 of the Form 8-K filed on March 29, 2011).